Prospectus Supplement	July 29, 2013

Putnam American Government Income Fund
Prospectus dated January 30, 2013

Putnam Income Fund
Prospectus dated February 28, 2013

Putnam U.S. Government Income Trust
Prospectus dated January 30, 2013

For Putnam American Government Income Fund and Putnam U.S. Government Income Trust, the sub-section Your fund’s management in the section Fund Summary and the section Who oversees and manages the fund? are supplemented to reflect that each fund’s portfolio manager is now solely Michael Salm. For Putnam Income Fund, the sub-section Your fund’s management in the section Fund Summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Brett Kozlowski, Michael Murphy and Michael Salm.

Additional information regarding each fund’s portfolio managers, including their business experience during the past five years, is set forth in each fund’s prospectus.

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